Exhibit 10.12(b)
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AMENDMENT NO. 1 TO
INTERCARRIER MULTI-STANDARD ROAMING AGREEMENT
BETWEEN
RURAL CELLULAR CORPORATION
AND
CINGULAR WIRELESS LLC
     This Amendment No. 1 to the INTERCARRIER MULTI-STANDARD ROAMING AGREEMENT (hereinafter the “Agreement”) is entered into by and between RURAL CELLULAR CORPORATION (“Rural”), on behalf of itself and its Affiliates, and CINGULAR WIRELESS LLC (“Cingular”), on behalf of itself and its Affiliates.
WITNESSETH
     WHEREAS, Rural and Cingular entered into the Agreement effective June 6, 2003; and
     WHEREAS, Rural and Cingular desire to promote GSM technology generally and to increase the availability of roaming services; and
     WHEREAS, Rural and Cingular desire to amend the Agreement as hereinafter set forth (the “Amendment”):
     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the parties hereto agree as follows:
1.	Effective Date. This Amendment shall be effective as of the date of signature by both Parties (“Effective Date”).

2.	Term. The term of this Amendment shall be coterminous with the Agreement. The initial term of the Agreement is hereby extended until December 31, 2009.

3.	Definition of Affiliate. Section 1, Subsection a. of the Agreement is hereby replaced in its entirety as follows:
1(a). “Affiliate” means as of the Effective Date of this Amendment an entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with another entity. A Party’s Affiliates also include entities that control, are controlled by, or are under common control with, any other Affiliate of that Party. For purposes of this Agreement, control shall be defined as (i) fifty percent (50%) or more ownership or beneficial interest of income and capital of such entity; or (ii) ownership of at least fifty percent (50%) of the voting power of voting equity; or (iii) sole or shared management by a partner of the entity; or (iv) regardless of the percentage ownership interest held, the ability to otherwise direct management policies of such entity by contract or otherwise. Affiliate shall also mean Salmon PCS LCC (“Salmon”) in which

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Cingular currently owns over a fifty percent (50%) equity interest but which company Cingular does not control. Cingular Affiliates included in the Agreement are listed in Schedule 1 hereto and Rural Affiliates included in the Agreement are listed in Schedule 2 hereto.
4.	2005-2006 Coverage and Deployment. Rural will complete the following build out commitments by the dates specified below. If Cingular identifies a specific cell site or geographical areas within a proposed build as having a business priority, Rural agrees to use commercially reasonable efforts to expedite that build.
a.	Voice Coverage Commitment.
(i)	Alabama/Mississippi. Rural shall complete a full overlay of GSM Technology, deployed on 850MHz where available, throughout all cell sites in its existing TDMA network in Alabama and Mississippi in order to provide a service level and coverage area consistent with its current TDMA network by ***. Rural shall further build out the routes in *** as set forth in Exhibit 1 to this Amendment.

(ii)	Northeast. Rural agrees to build *** cell sites in the *** region as referenced on Exhibit 1. Rural agrees that the buildout for this region shall be completed in the general area depicted by the propagation of the cell sites in Exhibit 1. The *** shall be completed by ***, and remaining *** sites will be complete by ***. Rural further agrees to complete the remaining cell site build for the *** region by ***. The Parties acknowledge this region to be a business priority for Cingular and therefore Rural agrees to use commercially reasonable efforts to accelerate the completion date for the buildout in this region to be during ***. Rural further agrees to discuss with Cingular methods for completing this buildout on an accelerated timeline.

(iii)	Washington RSA 2, 3. Rural agrees to complete the buildout of *** cell sites in Washington RSA 2 and RSA 3 as referenced on Exhibit 1 by ***.

(iv)	Kansas. By December 31, 2005, Rural shall complete an 850 MHz overlay of GSM Technology throughout *** of the cell sites in its existing TDMA network in Kansas by ***. Rural shall complete the remaining cell sites necessary to ensure compliance with the quality metrics set forth in Exhibit 2 by ***.

(v)	Oregon. Rural shall complete *** of its GSM build out throughout its existing TDMA network in Oregon by ***, and complete the

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remaining cell sites necessary to ensure compliance with the quality metrics set forth in Exhibit 2 by ***. For the avoidance of doubt, TDMA repeater sites shall not be considered separate cell sites for purposes of calculating the *** build commitment for ***.

(vi)	Maine. Rural shall complete an overlay of GSM Technology throughout *** by ***. Rural will complete an additional thirty-six (36) sites by ***, and will complete the remaining cell sites to ensure compliance with the quality metrics set forth in Exhibit 2 by ***.
b.	GPRS Coverage Commitment. Rural agrees to deploy GPRS simultaneous with the deployment of GSM voice coverage as set forth in Section 4.A above.

c.	EDGE Coverage Commitment. Rural agrees to deploy EDGE service in at a minimum of all cell sites in Rural markets covering cities and/or towns with populations of *** or more by ***. Rural further agrees to deploy EDGE service in Rural markets covering cities and/or towns with populations of *** POPs or more no later than ***. The Parties agree that if there is a need to accelerate the deployment of EDGE service in a certain area, the Parties will meet and discuss options for completing the deployment on an accelerated timeline. ***

d.	Network Design Metrics. Rural will design and maintain all of its GSM systems in the Rural Markets to conform to the quality metrics listed on Exhibit 2. The “Rural Markets” shall be defined as: (i) Maine; (ii) Northeast (includes VT, NH, MA, and NY RSA 2), (iii) Alabama and Mississippi, (iv) Kansas, (v) Oregon and Washington RSA 2, 3 and 8. Cingular will design and maintain the GSM systems in the Cingular Markets to conform to the quality metrics listed on Exhibit 2. The “Cingular Markets” shall be defined as: (i) Northeast (includes VT, NH, ME, MA, and markets contiguous to NY RSA 2); (ii) Alabama and Mississippi; (iii) Kansas; (iv) Oregon and (v) Washington. The Parties agree to adhere to the quality metrics to be used as performance measures of service quality for its GSM network.

e.	Cingular or a designated Cingular Affiliate will have the option to enter into a ***.

f.	The Parties agree that nothing in this Amendment shall be construed as restricting a Party from offering retail services in areas where the Parties have overlapping licensed areas.
5.	Transfer of Alabama Network Leases. Cingular shall sell to Rural its GSM leases and potentially the cell site assets associated with the *** sites *** as identified in

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Exhibit 3 to this Agreement. The Parties will work together to determine the cell site assets to be sold, if any, and Rural will elect whether to purchase such assets, within forty-five (45) days of the Effective Date of this Amendment. *** Rural agrees that at the time of launch it will launch EDGE service and the other seamless feature requirements as set forth in Section 5 below in all of the sites ***. Rural further agrees that it will pay all lease transfer penalties associated with the transfer of the leases of these cell sites. The Parties agree to develop a transition services agreement to ensure that there is no interruption of GSM service along ***.

6.	Seamless Features. The Parties will meet the 2005 seamless feature requirements as specified in Exhibit 4. The Parties acknowledge and agree that Exhibit 4 will be updated by the Parties on an annual basis and shall reflect the current year’s seamless feature requirements. On no less than on an annual basis, Cingular will provide Rural with a listing of Core Enablement Network features that it is deploying in its network over the next twelve (12) months and would be necessary for its strategic roaming partners to deploy in order to provide nationwide seamless network services (“Roaming Core Enablement Network Feature”). Cingular agrees that the Core Enablement Network features that it requests Rural to deploy will be features that are being deployed in similarly situated Cingular markets. If Rural requests, Cingular will use its good faith efforts to provide further details of the value of the Roaming Core Network Enablement Feature. Rural will use its *** efforts on an annual basis to align with Cingular on the network feature roaming requirement and deployment timeline. If Rural determines that it is not in its best interest to deploy the network feature set across its entire network in the same time period that Cingular intends to deploy, the parties will work together to align partial deployment to support the interest of both parties and will assess in following periods the potential to further deploy the requested Core Enablement Network features. Rural’s failure to deploy or to deploy within the specified timeframe any Core Enablement Network features shall not be a breach under the terms of this Agreement. ***. Rural will use its commercially reasonable efforts to remain aligned with GSM and GSMNA industry technology standards including TAP and TADIG requirements.

7.	Geographic Information. Section 4(f)(iii) of the Agreement is hereby replaced in its entirety as follows:

The Parties agree to provide each other, on no less than a quarterly basis, maps reflecting current GSM coverage ***. Either Party may rely upon this data for inclusion in marketing materials and for purposes of educating its employees and customers where GSM services may be available or for use by the Operations Council, unless a Party provides written consent to reliance for another use.

8.	Rates. Rural and Cingular agree that Exhibit 3, Roaming Rates and Terms, attached to the Agreement is hereby deleted in its entirety, and the Parties shall

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pay each other for the provision of roaming service to each other’s subscribers as set forth below.
a.	GSM Rates for Alabama, Georgia and Mississippi markets.

Time	Cingular charges	Rural charges
Period *	Rural**	Cingular **
2004	***	***
2005	***	***
2006	***	***

2007	***	***

2008	***	***

2009	***	***
b.	GSM Rates for All Other Markets.

Time	Cingular charges	Rural charges
Period *	Rural**	Cingular **
2004	***	***
2005	***	***
2006	***	***

2007	***	***

2008	***	***

2009	***	***

c.	TDMA Rates.

Time	Cingular charges	Rural charges
Period *	Rural**	Cingular **
2004	***	***
2005 — 2009	***	***

*TDMA rates will be effective as of January 16th. GSM rates will be effective as of January 1st.

** The first number listed applies to standard airtime and the second number to domestic toll per minutes of use (MOUs).

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***

***

d.	GPRS/EDGE Rates. The rates for GPRS/EDGE shall continue at the current rate of *** until ***, except that ***. Beginning January 1, 2007 and continuing through ***, the GPRS/EDGE rate shall be $*** per kilobyte. The Parties agree to pre-commercially launch GPRS service upon the completion of IREG testing. The Parties will work together to implement a system in which the Parties can bill each other for GPRS/EDGE service.

e.	SMS Rates. The rates for SMS shall continue at the current rate of $***, except that *** $***. Beginning *** and continuing through ***, the SMS rate shall be $***. The Parties agree to manually bill each other for SMS usage.

f.	Surcharges and Interconnect Fees. The Parties agree that there shall be no charges for Daily Surcharges. Landline interconnect fees may apply to TDMA calls, but will not apply to GSM calls.

g.	Directory Assistance/International Toll Calls. Cingular will charge Rural $*** per Directory Assistance Call. Rural will charge Cingular $*** per Directory Assistance call until such time as Rural can affect a billing change to charge Cingular $*** per call. International Toll calls shall be at the rates set forth in Exhibit 12.
9.	***

10.	***

11.	Preferred Status. Sections 4(a) — 4(c) of the Agreement are hereby replaced in their entirety as follows:
***
12.	Performance Liquidated Damages. The Parties agree to the following performance liquidated damages which shall supersede the liquidated damages set forth in Sections 4(f)(i)(A), 4(f)(i)(B) and 4(f)(i)(C) of the Agreement:
a.	Build Out Requirements. Should Rural fail to comply with the timeline for any of its GSM buildout commitments as set forth in Exhibit 11 (“Buildout Commitment Date”), *** Should Rural fail to comply with any of its GPRS/EDGE Buildout Commitment Dates as set forth in Section 4, ***. The terms of this Section 12(a) shall not apply if up to *** of the cell sites in a given region are not completed by the Buildout

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Commitment Date, so long the failure to comply with the Buildout Commitment Date is due to circumstances beyond Rural’s control.

b.	Quality Metrics. If Rural fails to meet the Exhibit 2 quality metrics in accordance with the dates set forth in Exhibit 11 for ***, Cingular may, at its option, either (i) *** for the Rural Market that failed to meet the quality metric or (ii) *** effective immediately. If Cingular elects option (ii), these rate reductions will continue until Rural becomes compliant with the quality metrics at which time the ***. Notification of quality metric issues shall be in accordance with Section 4(f)(i)(D) of the Agreement or through the audit process set forth in Section 4(f)(ii) of the Agreement. Upon notification of a quality metric issue, Cingular has *** to notify Rural whether it chooses option (i) or (ii) as set forth above. If Cingular elects option (ii) and Rural does not cure its noncompliance with the quality metrics ***. The quality metrics outlined in Exhibit 2 will not apply for purposes of this Section until ninety (90) days following the *** Date except as otherwise set forth in Exhibit 11.

c.	*** Should Rural fail to comply with the timeline for any of its feature deployment requirements as set forth in Section 6 and Exhibit 4 of this Amendment (“Feature Commitment Date”), Cingular may, at its option, either (i) *** for the Rural Market that failed to meet the quality metric or (ii) the *** If Cingular elects option (ii), these *** will continue until Rural meets its feature deployment requirements at which time ***. Notification of feature deployment issues shall be in accordance with Section 4(f)(i)(D) of the Agreement or through the audit process set forth in Section 4(f)(ii) of the Agreement. Upon notification of a feature deployment issue, Cingular has *** to notify Rural whether it chooses option (i) or (ii) as set forth above. If Cingular elects option (ii) and Rural does not cure its noncompliance with the feature deployment within ***, Cingular shall have the ***.
13.	Intersystem Handoff. The Parties agree to meet annually to identify appropriate intersystem handoffs at cell sites that border each others networks to improve each Party’s customer experience when roaming. The Parties agree to then commence deployment of such intersystem handoffs as currently specified in Exhibit 6 within *** of the Effective Date and to discuss on an annual basis to deploy any additional intersystem handoffs as quickly as commercially reasonable, but agree that this functionality will be deployed within *** from the date the Parties agree to implement an intersystem handoff. The Parties will sign the Intersystem Handoff agreement attached as Exhibit 7.

14.	***

15.	Home on Home Roaming. Upon request of the other Party, the Parties agree to facilitate home on home roaming where it can be achieved without negative

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financial or customer service impacts. As a method to minimize the negative financial or customer service impacts associated with home on home roaming, the Parties agree to work with each other in good faith to implement a request from a Party for a Local Areas Calling (LAC) restriction in the other Party’s network. Nothing in this Agreement shall limit a Party’s right to restrict roaming onto a SID or a SOC via LAC restrictions in overlapping markets.

16.	Direct Network Connection. Upon request of the other Party, the Parties agree to work with each other in good faith to facilitate direct connection between the Parties networks, when it is beneficial to both Parties to arrange for such direct connection.

17.	GSM Alliance. As long as both Cingular and Rural are members of the GSM Alliance, the Parties agree to support the minimum requirements for features, network quality, and coverage requirements endorsed by the GSM Alliance. Rural further recognizes that Cingular vendor’s procurement, access to Cingular technology evolution plans and other membership benefits can only be provided to Rural in the event the GSM Alliance continues to function as an entity sponsored by Cingular and Rural is meeting the agreed upon principles of that Alliance. In the event that the GSM Alliance ceases to exists, ***.

18.	Operations Council. In addition to the duties of the Operations Council set forth in Section 4(g) of the Agreement, the Operations Council shall meet on a quarterly basis. The council shall further share measurement reports to ensure compliance with the quality metrics. The Parties further agree to provide visibility of their buildout sites for the areas listed in Exhibit 8 ***. The Parties will also share propagation maps and other materials through the Operations Council to ensure both Parties’ compliance with the terms and conditions of the Agreement and this Amendment.

19.	Mobile Virtual Network Operators (MVNO). The Parties agree that neither party may extend the terms of the Agreement or this Amendment to a Mobile Virtual Network Operator without the other Party’s express written consent. For purposes of this Section, “MVNO” shall mean a mobile virtual network operator that provides the SIM utilizing the Originating Operator’s air interface, and uses the MVNO’s interconnection with the Originating Operator’s MSC, its own HLR, and conveyance and interconnection with other networks.

20.	Addition of Markets or Affiliates. Section 8 of the Agreement is hereby replaced in its entirety as follows:

Either Party, upon receiving prior written consent from the other Party, may add Affiliates or wireless markets operated by its respective Affiliates. Adding an Affiliate or wireless markets served by an Affiliate shall require a written amendment to the Agreement signed by both Parties.

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21.	Successors and Assigns. Section 29 of the Agreement is hereby replaced in its entirety as follows:
a.	Neither Party may, directly or indirectly, sell, assign, transfer, or convey its interest in this Agreement or any of its rights or obligations hereunder, including any assignment or transfer occurring by operation of law, without the written consent of both Parties, except that (i) either Party may assign or delegate its rights or obligations hereunder, except as set forth in subsection (b) below, to an Affiliate of such Party without consent of the other Party, but such assignment or delegation will not relieve the Party of any of its obligations hereunder and (ii) a Party may assign its rights and obligations hereunder to an assignee of its license or permit issued by the FCC, provided that such assignee expressly assumes, by written instrument, all obligations of such Party hereunder and thereby becomes a Party hereunder.

b.	Notwithstanding the above, neither Party may, directly or indirectly, sell, assign, transfer or convey, the rights and obligations set forth in ***, 16 (“Direct Network Connection”), or 17 (“GSM Alliance”) without the written consent of the other Party.
22.	AWS Agreement. The Parties agree that the Operating Agreement and the GSM/PCS Roaming Agreement between Rural and AWS both dated June 6, 2003 are hereby terminated and superseded by this Amendment and the Agreement, except that Section 3.2 of the Operating Agreement shall remain in full force and effect. Section 3.2 of the Operating Agreement states as follows:

“AWS will permit RURAL to utilize the AWS SID in the St. Cloud BTA. If however unanticipated problems associated with sharing the SID arise, it will be necessary for RURAL to discontinue using AWS’ SID and begin using its own SID. Thus, a) AWS reserves the right to require RURAL to change its SID on 90 (ninety) days written notice, and b) RURAL agrees to provide ninety (90) days written notice if it decides to discontinue using the SID.”

23.	Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable. If the Agreement or this Amendment or any portion thereof cannot be reasonably saved by rendering the contested provision(s) or portions thereof ineffective, the Parties shall use their commercially reasonable efforts to negotiate and to agree upon a cure to the

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problem if reasonably possible. If the Agreement and the Amendment conflict, the Amendment will control.

24.	Ratification. All other terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.
     IN WITNESS WHEREOF, Cingular and Rural have caused this Agreement to be executed in duplicate counterparts, each of which will be deemed to be an original instrument.

RURAL CELLULAR CORPORATION	CINGULAR WIRELESS LLC

On behalf of itself and its Affiliates	On behalf of itself and its Affiliates

By	By

(Authorized Signature)	(Authorized Signature)

Ann K. Newhall	Tom Keathley
Executive Vice President and COO	Executive Director — SCM

Date:	Date:

EXHIBIT LIST
1.	Build Locations

2.	Network Quality Design Standards

3.	GSM Leases for Sites along Route 331

4.	2005 Seamless Feature Requirements

5.	Rural Preferred Roaming Provider Markets

6.	Intersystem Handoffs

7.	Intersystem Handoff Agreement

8.	***

9.	***

10.	Cingular Footprint Exhibit

11.	Deployment Commitment Schedule

12.	International Toll Rates for Rural and Cingular

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EXHIBIT 1
Alabama/Mississippi Build Locations
2005 Alabama:
***
2006 Alabama:
***
2005 Mississippi:
***
2006 Future Mississippi:
***
Washington Build Locations

Market Name / Cell Site Name	Latitude N NAD 83	Longitude W NAD 83

Washington RSA#2
***	***	***

Washington RSA#3
***	***	***
*** Region, New Hampshire
The following site descriptions make up the *** Region design plan that was transferred to Rural Cellular

Projection
Longitude/
	Latitude				Longitude				Latitude	Parameters
Cell Name	Deg	Min	Sec	N/S	Deg	Min	Sec	E/W	X: Longitude	Y: Latitude
Initial 21 Sites
***	***	***	***	***	***	***	***	***	***	***

Next 33 Sites
***	***	***	***	***	***	***	***	***	***	***

EXHIBIT 2

Network Quality Design Standards
Dropped Calls:
•	Dropped call requirement = ***
Blocked Calls:
•	Blocked call requirement = ***

•	Blocked call defined by call completion failing due to lack of radio resource at cell.

•	Blocking will be measured using ***.
Network Availability:
•	Network Availability shall be better than ***.

•	Measure of the total hours of all base station outages measured in ***
GSM Rx Quality:
•	Achieve GSM quality score ***
Both Parties will provide such statistics described above as the market is being launched. Regular reporting of the above statistics will be part of the quarterly Operations Council process.
RF Coverage Requirements
•	Highway - Minimum ***
•	Population Base - Minimum of ***.
•	Urban Area - Minimum of - ***.

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EXHIBIT 3

ROAMING RATES AND TERMS
This Exhibit 3 is executed by and between Cingular Wireless LLC and its Affiliates (CINGULAR) and Rural Cellular Corp. and its Affiliates (RCC). The following preferred rates have been agreed to by both parties and all other terms and conditions of the Intercarrier Multi-Standard Roaming Agreement dated June 6th, 2003 will remain in full effect unless otherwise noted.
1.	Cingular 2003 TDMA Rates
1.1	Effective January 16, 2003 through January 15, 2004, CINGULAR agrees to pay RCC ***), including all daily surcharges, airtime charges, domestic toll and interconnect fees associated with those calls.
1.1.1	Billing System Airtime/Toll Rates. For administrative purposes only and effective ***, RCC will charge CINGULAR for customers from the markets listed in Attachment A, a rate of *** per airtime minute when they roam in the RCC Alabama and Mississippi markets and *** per airtime minute for all other RCC markets listed in Attachment B and C. For administrative purposes only and effective***, RCC will charge CINGULAR for customers from the markets listed in Attachment A, *** per domestic toll minute when they roam in the RCC markets listed in Attachment B and C.

1.1.2	Effective January 16, 2003 through January 15, 2004, for all airtime minutes ***, RCC will charge CINGULAR for customers from the markets listed in Attachment A., *** per airtime minute and *** per domestic toll minute when they roam in the RCC markets listed in Attachment B and C.

***
2.	Cingular 2004 – 2007 TDMA Rates in RCC North East markets
2.1	Effective January 16, 2004 through January 15, 2005, RCC will charge CINGULAR customers from the markets listed in Attachment A, *** and *** per airtime minute when they roam in the RCC markets listed in Attachment B. RCC will charge CINGULAR customers from the markets listed in Attachment A, *** per domestic toll minute when they roam in the RCC markets listed in Attachment B.

2.2	Effective January 16, 2005 through January 15, 2006, RCC will charge CINGULAR customers from the markets listed in Attachment A, *** and *** per airtime minute when they roam in the RCC markets listed in Attachment B. RCC will charge CINGULAR customers from the markets listed in Attachment A, ***

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per domestic toll minute when they roam in the RCC markets listed in Attachment B.
2.3	Effective January 16, 2006 through January 15, 2007, RCC will charge CINGULAR customers from the markets listed in Attachment A, *** and *** per airtime minute when they roam in the RCC markets listed in Attachment B. RCC will charge CINGULAR customers from the markets listed in Attachment A, *** per domestic toll minute when they roam in the RCC markets listed in Attachment B.
3.	Cingular TDMA Rates in RCC Markets Outside the North East
3.1	Effective January 16, 2004 through January 15, 2005, RCC will charge CINGULAR customers from the markets listed in Attachment A, *** and *** per airtime minute when they roam in the RCC markets listed in Attachment C. RCC will charge CINGULAR customers from the markets listed in Attachment A, *** per domestic toll minute when they roam in the RCC markets listed in Attachment C.

3.2	Effective January 16, 2005 through January 15, 2007, RCC will charge CINGULAR customers from the markets listed in Attachment A, *** and *** per airtime minute when they roam in the RCC markets listed in Attachment C. RCC will charge CINGULAR customers from the markets listed in Attachment A, *** per domestic toll minute when they roam in the RCC markets listed in Attachment C.
4.	Cingular GSM Rates
4.1	Effective June 6, 2003 through December 31, 2003, RCC will charge CINGULAR customers from the markets listed in Attachment A, *** and *** per airtime minute when they roam in a RCC market served by a RCC GSM network as listed in Attachment D and E. RCC will charge CINGULAR customers from the markets listed in Attachment A, *** per domestic toll minute when they roam in the RCC market served by a RCC GSM networks as listed in Attachment D and E.

4.2	Effective January 1, 2004 through December 31, 2004, RCC will charge CINGULAR customers from the markets listed in Attachment A, *** and *** per airtime minute when they roam in the RCC market served by a RCC GSM networks as listed in Attachment D and E. RCC will charge CINGULAR customers from the markets listed in Attachment A, *** per domestic toll minute when they roam in the RCC market served by a RCC GSM networks as listed in Attachment D and E.

4.3	Effective January 1, 2005 through December 31, 2005, RCC will charge CINGULAR customers from the markets listed in Attachment A, *** and *** per

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airtime minute when they roam in the RCC market served by a RCC GSM networks as listed in Attachment D and E. RCC will charge CINGULAR customers from the markets listed in Attachment A, *** per domestic toll minute when they roam in the RCC market served by a RCC GSM networks as listed in Attachment D and E.
4.4	Effective January 1, 2006 through December 31, 2007, RCC will charge CINGULAR customers from the markets listed in Attachment A, *** and *** per airtime minute when they roam in the RCC market served by a RCC GSM networks as listed in Attachment D and E. RCC will charge CINGULAR customers from the markets listed in Attachment A, *** per domestic toll minute when they roam in the RCC market served by a RCC GSM networks as listed in Attachment D and E.

4.5	The Parties acknowledge and agree that to the extent RCC deploys GSM technology in any of its existing TDMA network, the rates contained in this paragraph 4 shall apply to those markets.
5.	RCC TDMA Rates.
5.1	Effective June 6, 2003 through January, 2004, *** period), then CINGULAR will charge RCC customers from the markets listed in Attachments B and C; and D; and E, *** and *** per airtime minute when they roam in the CINGULAR markets listed on Attachment A. CINGULAR will charge RCC customers from the markets listed in Attachment B and C; and D; and E, *** per domestic toll minute when they roam in the CINGULAR markets listed in Attachment A. ***, then CINGULAR will charge RCC customers from the markets listed in Attachments B and C; and D; and E, *** and *** per airtime minute when they roam in the CINGULAR markets listed on Attachment A. CINGULAR will charge RCC customers from the markets listed in Attachment B and C; and D; and E, *** per domestic toll minute when they roam in the CINGULAR markets listed in Attachment A.

5.2	Effective January, 2004 through January, 2005, ***, then CINGULAR will charge RCC customers from the markets listed in Attachments B and C; and D; and E , *** and *** per airtime minute when they roam in the CINGULAR markets listed on Attachment A. CINGULAR will charge RCC customers from the markets listed in Attachment B and C; and D; and E, *** per domestic toll minute when they roam in the CINGULAR markets listed in Attachment A. If RCC does not send *** airtime minutes of use to CINGULAR as described above, then CINGULAR will charge RCC customers from the markets listed in Attachments B and C; and D; and E, *** and *** per airtime minute when they roam in the CINGULAR markets listed on Attachment A. CINGULAR will charge RCC customers from the markets listed in Attachment B and C; and D; and E, *** per domestic toll minute when they roam in the CINGULAR markets listed in Attachment A.

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5.3	Effective January, 2005 through January, 2006, CINGULAR will charge RCC customers from the markets listed in Attachments B and C; and D; and E, *** and *** per airtime minute when they roam in the CINGULAR markets listed on Attachment A. CINGULAR will charge RCC customers from the markets listed in Attachment B and C; and D; and E, *** per domestic toll minute when they roam in the CINGULAR markets listed in Attachment A.

5.4	Effective January, 2006 through January, 2007, CINGULAR will charge RCC customers from the markets listed in Attachments B and C; and D; and E, *** and *** per airtime minute when they roam in the CINGULAR markets listed on Attachment A. CINGULAR will charge RCC customers from the markets listed in Attachment B and C; and D; and E, *** per domestic toll minute when they roam in the CINGULAR markets listed in Attachment A.
6.	RCC GSM Rates
6.1	Effective June 6, 2003 through January, 2004, CINGULAR will charge RCC customers from the markets listed in Attachments B and C; and D; and E, *** and *** per airtime minute when they roam in the CINGULAR markets listed on Attachment A. CINGULAR will charge RCC customers from the markets listed in Attachment B and C; and D; and E, *** per domestic toll minute when they roam in the CINGULAR markets listed in Attachment A.

6.2	Effective January, 2004 through January, 2005, CINGULAR will charge RCC customers from the markets listed in Attachments B and C; and D; and E , *** and *** per airtime minute when they roam in the CINGULAR markets listed on Attachment A. CINGULAR will charge RCC customers from the markets listed in Attachment B and C; and D; and E, *** per domestic toll minute when they roam in the CINGULAR markets listed in Attachment A.

6.3	Effective January, 2005 through January, 2006, CINGULAR will charge RCC customers from the markets listed in Attachments B and C; and D; and E , *** and *** per airtime minute when they roam in the CINGULAR markets listed on Attachment A. CINGULAR will charge RCC customers from the markets listed in Attachment B and C; and D; and E, *** per domestic toll minute when they roam in the CINGULAR markets listed in Attachment A.

6.4	Effective January, 2006 through January, 2007, CINGULAR will charge RCC customers from the markets listed in Attachments B and C; and D; and E , *** and *** per airtime minute when they roam in the CINGULAR markets listed on Attachment A. CINGULAR will charge RCC customers from the markets listed in Attachment B and C; and D; and E, *** per domestic toll minute when they roam in the CINGULAR markets listed in Attachment A.

SUBJECT TO CONFIDENTIAL TREATMENT REQUEST
REDACTED PORTIONS HIGHLIGHTED
7.	Short Message Service (SMS) Rates
Effective June 6, 2003 — through December 31, 2007, the Parties agree to begin offering Roaming Mobile-Originated and Mobile-Terminated SMS for both TDMA and GSM subscribers as soon as a Party is capable of billing for SMS. The Parties agree to charge *** per Mobile-Originated SMS and *** for Mobile-Terminated SMS. In the event that a Party does not have the capability to bill for both TDMA and GSM SMS messages, the Parties agree that a Party may bill for one technology, but not the other, until such time as it is able of billing for both technologies.
8.	General Packet Radio Service (GPRS) Rates
Effective June 6, 2003 — through December 31, 2007, the Parties shall apply the standard rate of *** per kilobyte for GPRS Service.
9.	Surcharges and Interconnect Fees
The parties agree that there shall be ***.
10.	Markets
The rates set forth in this Exhibit 3 apply to:
(i)	all roaming service provided under the Agreement; and

(ii)	all Future Market(s), as reflected on subsequent technical data sheets, unless the Party adding the Future Market(s) provides written notice to the contrary.
11.	Calls not included in preferred rate agreement
This Exhibit 3 does not address rates for Directory Assistance, or International Toll calls.
Concurred:

CINGULAR		RCC
	Initials		Initials

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REDACTED PORTIONS HIGHLIGHTED
EXHIBIT 4
2005 Required Seamless Feature List
•	911 – Support for 911 services based on local public safety agencies.

•	Airlink Quality Monitoring – The mobile end station (MES) shall support GPRS standard mobility management features.

•	Authentication – Process that validates the subscriber’s identity when the phone is turned on (i.e. registers). The SIM, handset and network perform authentication of the user.

•	Barring All Incoming/Outgoing Calls (BAIC & BAOC) – Feature initiated by carrier or subscriber that intercepts (i.e. bars) all incoming/outgoing calls to/from the subscriber’s mobile. Barred calls receive treatment rather than going to voice mail. Subscribers with BAIC feature will not receive/place calls while on the home network or while roaming on other networks. Emergency and customer care calls are allowed.

•	Barring/Allowing Outgoing International Calls (BOIC) – Feature initiated by home carrier that intercepts (i.e. bars) outgoing international calls placed from the subscriber’s mobile. Subscribers with the BOIC feature will not be able to originate calls to international destinations on the home network or while roaming on another network

•	Call Delivery – Feature that permits subscriber to receive incoming calls while in the home market or while roaming in other networks.

•	Call Forwarding –Feature that allows subscribers to forward unconditionally calls to any number defined by the subscriber that falls within the pre-defined rules (e.g. no call forwarding to 800, 900, international, etc.).

•	Call Forwarding Unconditional – Calls are forwarded immediately when the mobile subscriber’s number is dialed subject to the same restrictions as Call Forwarding.

•	Call Origination – Feature that permits subscriber to make a call depending on the subscriber’s call category while in home market or while roaming in other networks.

•	Call Waiting – Feature that informs the subscriber of an incoming call and allows the subscriber to toggle between the initial and incoming call.

•	Calling Number ID Presentation (CNIP) – Feature that allows the originating caller to present its Caller ID on a per call basis using *82. This feature is only applicable to subscribers who have requested their Caller ID to be blocked for all calls.

•	Calling Number ID Restrict (CNIR) – Feature that allows the originating caller to block its Caller ID on a per call basis using *67.

•	Data Support – Subscribers roaming while using data services will be routed back to home SGSN. Some examples of features supported via this arrangement include:
•	Native Internet Behavior for Mobile - same internet behavior as on-net experience

SUBJECT TO CONFIDENTIAL TREATMENT REQUEST
REDACTED PORTIONS HIGHLIGHTED
•	WCO Frame Relay – VPN service and equipment will offer secure connection through the foreign network to private third party sites
•	Layer 2 Connection to Enterprises – VPN service and equipment will offer secure connection through the foreign network to private third party sites or RIM Blackberry type services
•	Public Address Space for Mobiles – MES roaming on a foreign network shall have publicly addressable IP addresses
•	Directory Assistance and Call Completion (DACC) – Feature that allows a subscriber to utilize nationally consistent dialing patterns to reach a directory assistance call center (i.e. “411”, “NPA-555-1212”, “0”) to request a listed local or long distance number and have the call automatically completed to the requested number. Call completion should be offered to all customers other than toll restrict customers.

•	GPRS Transport 1-4 slots – Feature that allows subscribers with capable handsets or devices to set up a wireless data session using up to 4 timeslots at a time using a minimum of CS2. Each timeslot provides 10 Kb/s GPRS data throughput rate using CS2.

•	International Direct Dialing (IDD) – Feature that allows subscribers to direct dial international numbers.

•	Location Area Code (LAC) – A group of sites that have been assigned to an identifier within a serving domain. When moving between LACs the mobile requests an update of the VLR with the new LAC.

•	Multi-Party Service (3-Way) – Feature that allows the mobile subscriber to create a call with additional parties (i.e. conference call). The number of parties that can be included in the call is limited to three. The mobile subscriber that invokes this service can selectively remove parties from the call through their phone.

•	Short Messaging Service (SMS) – Feature that allows subscribers to send (i.e. mobile originate) and receive (i.e. mobile terminate) text messages.

•	Single Number Hotline – Feature that allows subscribers to call a single number only (like 911 or 611 customer care).

•	Standard Dialing – Feature that supports #, +, ten digit dialing as required, blocking 900 numbers.

•	Subscriber Identifier – Subscriber ID is the numeric ID used in the network and billing system to uniquely identify the subscriber. The IMSI is the subscriber ID used for the GSM networks and is composed of three parts:
•	Mobile Country code (MCC) = 3 digits

•	Mobile Network code (MNC) = 2/3 digits

•	Mobile Subscriber ID / Number (MSIN) = up to 10 digits
•	Voice Mail Support While Roaming – Feature that allows for efficient routing to voice mail from the mobile’s home MSC rather than the serving MSC when roaming.

SUBJECT TO CONFIDENTIAL TREATMENT REQUEST
REDACTED PORTIONS HIGHLIGHTED
•	Voice Privacy – Feature in the network and handsets to enable increased voice security through encryption of the voice channel over the air.

•	Over the Air Programming (OAP) – Service that is used periodically to send PLMN updates (i.e. roaming carrier information) and other data (i.e. dynamic IP address, MSISDN, voice mail access number) to customer’s devices.

•	International + Code Dialing – Also known as International Access Code, is the number defined for the serving country that must be dialed prior to the country code and destination number. Since the international access code is different for every country, the GSM standard has defined the + dialed character to mean the serving system’s international access code. In the U.S. this would be 011.

•	611 Home Customer Care Routing

•	OPTIMAL ROUTING (LATE CALL FORWARDING ONLY) – A NETWORK FEATURE WHICH ENABLES THE CALLS DIRECTED TO A MOBILE SUBSCRIBER TO BE ROUTED DIRECTLY TO THE MOBILE SUBSCRIBER’S FORWARDED-TO DESTINATION VIA THE HPLMN AND NOT THE VPLMN UPON A LATE CALL FORWARDING (LCF) CONDITION.

•	TTY Connectivity – Feature that provides full support of using Teletype (TTY) service while roaming, for the hearing impaired, per the FCC mandate.

•	Enhanced Data Rates for GSM Evolution (EDGE) – Enhanced technology providing data speeds up to three times as fast as GPRS per timeslot.

•	CAMEL II — Support dialed triggers and VLR triggers using CAMEL technology for Roaming only.

•	Cingular Abbreviated Dialing codes and Star codes as referenced:

National ADC Codes

ADC	Status	Destination #
***	***	***

Midwest Regional ADC Codes
None

West Regional ADC Codes
***	***	***

South Regional ADC Codes
None

Northeast Regional ADC Codes
***	***	***

SUBJECT TO CONFIDENTIAL TREATMENT REQUEST
REDACTED PORTIONS HIGHLIGHTED
States included in each Region
Midwest***
West***
South***
Northeast***

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EXHIBIT 5
Rural Preferred Roaming Provider Markets

Northeast	TDMA	GSM
***	***	***

Midwest	TDMA	GSM
***	***

Kansas, Washington, Oregon	TDMA	GSM
***	***	***

Alabama, Mississippi	TDMA	GSM
***	***	***

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EXHIBIT 6
Intersystem Handoffs

Market	Location		Location RCC
Cingular
Boston_Connecticut	Bernadston CW	to	Catden (NH) Northfield (MA) West Brattleboro (VT)

Boston_Connecticut	Keene Rt 101	to	West Hill (NH) DT Keene (NH)

Boston_Connecticut	N. Woodstock NH	to	Lincoln (NH)

Boston_Connecticut	Plymouth NH	to	Plymouth (NH) Plymouth State University

Boston_Connecticut	West Lebanon NH	to	Hurricane Hill (VT) Craft Hill (NH)

Upstate NY	Albany NY	to	Johstown (NY) Braodalbin (NY) Foutlon (NY) Gloversville (NY)

Upstate NY	Glen Falls NY	to	Scroon Lake (NY) Granpas Knob (VT)

Upstate NY (New England)	Athol. MA Rt 2	to	Greenfield (MA) Northfield (MA)

Upstate NY (New England)	Keene Rt 101	to	West Hill (NH) DT Keene (NH)

Upstate NY (New England)	N. Woodstock NH	to	Lincoln (NH)

SUBJECT TO CONFIDENTIAL TREATMENT REQUEST
REDACTED PORTIONS HIGHLIGHTED
EXHIBIT 7
Intersystem Handover Attachment to Intercarrier Roamer
and Local Wholesale Service Agreement
     This Inter-System Handover Attachment, including any appendices (the “Attachment”) is by and between Rural Cellular Corporation (“Rural”) having an office at 3905 Dakota St SW, Alexandria, MN 56308, and Cingular Wireless LLC, on behalf of itself and its Affiliates (“Cingular”), having an office at Glenridge Highlands Two, 5565 Glenridge Connector, Suite 1520, Atlanta, Georgia 30342 (hereafter collectively called “Cingular “).
     WHEREAS, CARRIER and Cingular have entered into an MULTISTANDARD ROAMER SERVICE AGREEMENT as of June 6, 2003 (hereinafter “Roaming Agreement”) which sets forth the obligations of each carrier for handling roaming traffic of the other carrier; and
     WHEREAS, CARRIER and Cingular wish to establish a more detailed agreement regarding the handover of GSM traffic between their respective networks;
     NOW THEREFORE, CARRIER and Cingular agree as follows:
1.	Attachment. This Attachment shall be appended to the Roaming Agreement as is fully set forth therein and all terms and conditions of the Roaming Agreement shall apply to this Attachment, including but not limited to the Term set forth in Section 2.

2.	Definitions. In addition to the Definitions contained in the Roaming Agreement, the following definitions shall apply:
a.	Inter-System Handover: the process of transferring a GSM call from one switch to another without service interruption. This definition includes handovers from 1900 MHz to 850 MHz, 850 MHz to 1900 MHz, 1900 MHz to 1900 MHz, or 850 MHz to 850Mz systems. Handover functionality requires interconnecting circuits between the switches and database updates associated with Border Cell Site configurations.

b.	Drive Test: the process by which a carrier’s representative analyzes how the Inter-System Handover functionality is working by physically moving through the area to be covered by that agreement and sampling the technical interface by causing the systems to handover multiple times and verifying such according to the agreed-upon test parameters.

c.	Border Cell Sites: a collection of cell sites physically located along the edges of each carrier’s serving area that are involved in the Handover process. As a caller moves outside the range of one MSC, the call must be

SUBJECT TO CONFIDENTIAL TREATMENT REQUEST
REDACTED PORTIONS HIGHLIGHTED
handed off to another MSC. Border Cell Sites will act as the interface point to facilitate handover between different switches.

d.	Affiliate: any entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with another entity. A Party’s Affiliates also include any entities that control, are controlled by, or are under common control with, any other Affiliate of that Party. For purposes of this Attachment, control shall be defined as *** or more ownership or beneficial interest of income and capital of such entity; or (ii) ownership of at least *** of the voting power or voting equity; or (iii) sole or share management by a general partner of the entity; or (iv) regardless of the percentage ownership interest held, the ability to otherwise direct management policies of such entity by contract or otherwise. Affiliate shall also mean Salmon PCS LLC (“Salmon”) in which Cingular currently owns over an eighty percent (80%) equity interest but which company Cingular does not control.
3.	Initial Requests. Either party may request GSM Inter-system Handover capability from the other party in areas served by Border Cell Sites. Requests must be made in writing and submitted to the designated contact for the party. The Party receiving the request shall have up to *** to approve or disapprove the request. Upon approval of the Party receiving the request, the request will then be coordinated and implemented by the respective local market network personnel.

4.	Operational Requirements
a.	Implementation: Inter-System Handover implementations will be monitored by the Operations Council as established in Section 4.g of the Roaming Agreement. Each party will use commercially reasonable efforts to implement Inter-System Handover capability within *** of the approval of a request. Requests should be submitted with enough advance notice to ensure adequate time to install, integrate and test Inter-System Handover functionality. All information will be kept private and confidential in accordance with the confidentiality provisions of the Roaming Agreement.

b.	Interconnect Costs: ***

c.	Integration: Both parties will work together to develop a reasonable implementation schedule and test plan for Inter-System Handovers.

d.	Testing: Both parties will mutually agree upon the Drive Test routes to measure and ensure that the performance metrics are met. Drive test routes shall be developed to ensure that all major roadways in the coverage area will be measured, as practically as possible, while representing the mobility patterns of typical subscribers at the time of the data collection. Data samples collected during the Drive Test shall be

SUBJECT TO CONFIDENTIAL TREATMENT REQUEST
REDACTED PORTIONS HIGHLIGHTED
evenly distributed along the Drive Test route to avoid over-collection of samples in any one specific area to the extent of practicability. Each party will work together to verify handover functionality and use commercially reasonable efforts to resolve problems in a timely manner.

e.	Features & Functionality: Commercially reasonable efforts will be made to support the home party features and functionality of roaming subscribers. This includes, but is not limited to, hyper-band handover. [These other features are not part of an intersystem handoff, they are related to interoperability.]

f.	Charges for Handover calls: ***
5.	Operational Performance
a.	Service Level Agreement

The party receiving the handover will maintain Inter-System Handover trunk group congestion at 1% Grade of Service (P.01 G.O.S), or less. An average of the 10 busiest hours in a given month shall be used to determine trunk group congestion. It is the responsibility of each party receiving the handover to monitor and report trunk group congestion to the adjacent party.

The party receiving the handover will use commercially reasonable efforts to maintain trunk group availability at ***%.

The Parties agree to use commercially reasonable efforts to add necessary trunk group capacity as needed to support traffic growth.

b.	Network Modifications

Each party agrees to notify the other party *** in advance of all new Border Cell Site Additions and provide the appropriate information to ensure new sites will handover properly.

Each party agrees to notify the other party thirty (30) days in advance of all Border Cell Site modifications that may affect Inter-System Handovers. These include, but are not limited to, changes of antenna type, ERP, antenna height and frequency re-tunes.

c.	Sharing of Information

Each party agrees to meet regularly to discuss network performance and operational issues. These meetings will be scheduled at the discretion of the local market network teams. The local market teams will share and maintain contact information and escalation procedures for problem

SUBJECT TO CONFIDENTIAL TREATMENT REQUEST
REDACTED PORTIONS HIGHLIGHTED
resolution. Any issues that are not resolved at the local market level will be escalated to the Operations Council for resolution.
d.	Trouble Reporting

Each party will directly notify the other party of system performance issues. Each party agrees to respond with commercially reasonable efforts upon notification of problems affecting this service. Notification shall be sent in accordance with the procedures to be established by the Operations Council.
6.	Dispute Resolution Process. Disputes arising under this Attachment shall be handled in accordance with Section 4.g.2 of the Roaming Agreement. A party may not terminate the Roaming Agreement or this Attachment for a violation of a term contained in this Attachment until the parties have first brought the matter to the attention of the Operations Council and exhausted the dispute resolution process.

7.	Entire Agreement. This Attachment may not be modified or otherwise amended except by a written consent of both parties signed by an authorized representative of each party. No course of dealing or failure of either party to strictly enforce any term, right or condition of this Attachment shall be construed as a general waiver or relinquishment of such term, right or condition. A waiver by either party of any default shall not be deemed a wavier of any other default.

8.	Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable. If the Attachment or any amendment hereto, or any portion thereof cannot be reasonably saved by rendering the contested provision(s) or portions thereof ineffective, the Parties shall use their commercially reasonable efforts to negotiate and to agree upon a cure to the problem if reasonably possible.

9.	Ratification. All other terms and conditions of the Roaming Agreement continue to govern the general roaming relationship of the parties and Inter-System Handover to the extent not set forth above. Such terms and conditions include, but are not limited to, additional definitions, default, dispute resolution, confidentiality, and rates. In the event of a conflict between the terms and conditions of that Roaming Agreement and this Attachment, this Attachment shall control.

SUBJECT TO CONFIDENTIAL TREATMENT REQUEST
REDACTED PORTIONS HIGHLIGHTED
     IN WITNESS WHEREOF, CARRIER and Cingular have caused this Attachment to be executed in duplicate counterparts, each of which will be deemed to be an original instrument.

CARRIER	CINGULAR WIRELESS LLC
On behalf of itself and its Affiliates

By	By

(Authorized Signature)	(Authorized Signature)

Name:	Name:

(Print or type)	(Print or type)

Title:	Title:

Date:	Date:

SUBJECT TO CONFIDENTIAL TREATMENT REQUEST
REDACTED PORTIONS HIGHLIGHTED
EXHIBIT 8
******

Description	Comments
Northeast
***	***

Northwest
***	***

South
***	***

SUBJECT TO CONFIDENTIAL TREATMENT REQUEST
REDACTED PORTIONS HIGHLIGHTED
EXHIBIT 9
***
All
     ***
Northeast
     ***
AL/MS
     ***
Washington
     ***
Maine
     ***

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REDACTED PORTIONS HIGHLIGHTED
EXHIBIT 10
Map of Cingular Footprint
***

SUBJECT TO CONFIDENTIAL TREATMENT REQUEST
REDACTED PORTIONS HIGHLIGHTED
EXHIBIT 11

	Buildout Commitment	Quality Measurement	RF Quality Measurement
Market	Date	Starts	Starts
***	***	***	***

SUBJECT TO CONFIDENTIAL TREATMENT REQUEST
REDACTED PORTIONS HIGHLIGHTED
EXHIBIT 12
Cingular’s Schedule — International Toll Charges

1	Australia; Austria; Bahamas; Belgium; Bermuda; Denmark; Finland; France; Germany; Hong Kong; Ireland; Italy/Vatican City; Israel; Japan; Luxembourg; Monaco; Netherlands; New Zealand; Norway; Singapore; South Africa; Sweden; Switzerland; Taiwan; United Kingdom	***	***

2	Andorra; Anguilla; Antigua/Barbuda; Argentina; Aruba; Barbados; Belize; Bolivia; Bosnia-Herzegovina; Brazil; British Virgin Islands; Bulgaria; Cayman Islands; Chile; Colombia; Costa Rica; Croatia; Cyprus; Czech Republic; Dominica; Dominican Republic; Ecuador; El Salvador; Faeroe Islands; French Antilles (Guadeloupe, Martinique, Montserrat); French Guyana; Gibraltar; Greece; Greenland; Grenada; Guatemala; Honduras; Hungary; Iceland; Jamaica; Liechtenstein; Macau; Malaysia; Malta; Mexico; Netherlands Antilles; Nicaragua; Panama; Paraguay; Peru; Philippines; Poland; Portugal; Slovak Republic; Slovenia; South Korea; Spain; St. Kitts & Nevis; St. Lucia; St. Pierre & Miquelon; St. Vincent & the Grenadines; Trinidad & Tobago; Turkey; Turkish Republic of Northern Cyprus; Turks & Caicos Islands; Uruguay; Venezuela; Yugoslavia	***	***

3	Albania; Bahrain; Belarus; Brunei; Cape Verde; China; Comoros/Mayotte; Egypt; Estonia; Falkland Islands (Malvinas); French Polynesia; Haiti; India; Indonesia; Jordan; Kuwait; Latvia; Lebanon; Libya; Lithuania; Macedonia; Mariana Islands; Marshall Islands; Mauritius; Moldova; Morocco; Namibia; Norfolk & Antarctica; Oman; Pakistan; Palau; Papua New Guinea; Qatar; Reunion; Romania; San Marino; Saudi Arabia; Seychelles; Syria; Thailand; United Arab Emirates	***	***

4	Afghanistan; Algeria; Angola; Armenia; Ascension; Azerbaijan; Bangladesh; Benin; Bhutan; Botswana; Burkina Faso; Burundi; Cambodia; Cameroon; Central African Republic; Chad; Congo; Cook Islands; Cuba; Diego Garcia; Djibouti; Equatorial Guinea; Eritrea; Ethiopia; Fiji; Gabon; Gambia; Georgia; Ghana; Guinea — Bissau; Guinea Republic; Guyana; Iran; Iraq; Côte d’Ivoire; Kazakhstan; Kenya; Kiribati; Kyrgyzstan; Laos; Lesotho; Liberia; Madagascar; Malawi; Maldives; Mali; Mauritania; Micronesia; Mongolia; Mozambique; Myanmar; Nauru; Nepal; New Caledonia; Niger; Nigeria; Niue Island; North Korea; Russia; Rwanda; Sao Tome & Principe; Senegal; Sierra Leone; Solomon Islands; Somali Republic; Sri Lanka; St. Helena; Sudan; Surinam; Swaziland; Tajikistan; Tanzania; Togo; Tokelau; Tonga; Tunisia; Turkmenistan; Tuvalu; Uganda; Ukraine; Uzbekistan; Vanuatu; Vietnam; Wallis-Futuna; Western Samoa; Yemen Arab Republic; Dem. Rep. of Congo; Zambia; Zimbabwe	***	***

SUBJECT TO CONFIDENTIAL TREATMENT REQUEST
REDACTED PORTIONS HIGHLIGHTED
EXHIBIT 12
Rural’s Schedule
The toll (long distance) rate for International Calls is as follows and does not include taxes or airtime. Any exception toll rates that exist for the countries below will take precedence over the standard rate shown. All shown rates are in U.S. Dollars and include both peak and off peak times:

Standard
Country	Rate (USD)
Australia, Austria, Bahamas, Barbados, Belgium, Bermuda, Canada, Cayman Islands, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Jamaica, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, Taiwan, United Kingdom
***

Albania, Algeria, American Samoa, Andorra, Angola, Anguilla, Antigua/Barbuda, Argentina, Aruba, Azerbaijan, Bahrain, Bangladesh, Belarus, Benin, Bhutan, Bolivia, Bosnia/Herzegovina, Botswana, Brazil, Burnei, Bulgaria, Burkina Faso, Burundi, BVI (Tortola), Central African Republic, Chile, China, Colombia, Congo, Costa Rica, Cyprus, Czech Republic, Dominica, Dominican Republic, Ecuador, Egypt, El Salvador, Faroe Islands, French Guiana, Gabon, Gambia, Georgia, Ghana, Gibraltar, Greece, Grenada, Guadeloupe, Guatemala, Guinea, Hungary, Iceland, Indonesia, Iran, Israel, Ivory Coast, Jordan, Kazakhstan, Korea (South), Kuwait, Kyrgyzstan, Latvia, Lesotho, Liberia, Libya, Liechtenstein, Lithuania, Luxembourg, Macau, Macedonia, Malawi, Malaysia, Mali, Malta Republic, Martinique, Mauritania, Mexico, Moldova, Mongolia, Montserrat, Mozambique, Namibia, Netherlands Antilles, Niger, Papua New Guinea, Paraguay, Philippines, Portugal, Reunion Island, Romania, Russia, Rwanda, San Marino, Senegal, Slovakia, Slovenia, St Kitts/Nevis, St Lucia, St Pierre/Miquelon, St Vincent/Grenadine, Swaziland, Tajikistan, Thailand, Togo, Trinidad/Tobago, Turkey, Turkmenistan, Turks/Caicos, Uganda, Ukraine, Uruguay, Uzebekistan, Yugoslavia, Zambia, Zimbabwe
***

Afghanistan, Armenia, Ascension Island, Belize, Cambodia, Cameroon, Cape Verde Islands, Chad, Congo Dem Rep (Zaire), Croatia, Djibouti, Equatorial Guinea, Eritrea, Estonia, Ethiopia, Fiji, French Polynesia, Greenland, Guyana, Haiti, Honduras, India, Iraq, Kenya, Kiribati, Korea (North), Laos, Lebanon, Madagascar, Maldives Republic, Marshall Islands, Mauritius, Mayotte Islands, Micronesia, Monaco, Morocco, Myanmar (Burma), Nepal, New Caledonia, Nicaragua, Nigeria, Oman, Pakistan, Palau, Panama, Peru, Poland, Qatar, Saudi Arabia, Seychelles, Sierra Leone, South Africa, Sri Lanka, Sudan, Suriname, Syria, Tanzania, Tonga, Tunisia, United Arab Emirates, Venezuela, Vietnam, Western Samoa, Yemen Republic
***

Australian Territories, Cook Islands, Cuba, Diego Garcia, East Timor, Falkland Islands, Guinea-Bissau, Nauru, Niue Islands, Sao Tome/Principe, Solomon Islands, Somalia, St Helena, Tokelau, Tuvalu, Vanuatu, Wallis/Futuna Island
***